EXHIBIT 10.4 TO FORM 10

MEMORANDUM OF UNDERSTANDING

BETWEEN

 CLEAN COAL TECHNOLOGIES, INC.,

AND

 XING’AN LEAGUE ADMINISTRATIVE OFFICE OF INNER MONGOLIA AUTONOMOUS REGION, THE PRC

美国清洁煤技术有限公司

与

中国内蒙古自治区兴安盟行政公署

之

谅解备忘录

This Memorandum of Understanding (hereinafter referred to as “MOU”) is entered into by and between Clean Coal Technologies, Inc. (“CCTI”), whose address is 12518 West Atlantic Boulevard, Coral Springs, Florida 33071, the United States of America, and Xing’an League Administrative Office of Inner Mongolia Autonomous Region, the People’s Republic of China (“XAL”).  The Parties have reached the following mutual understanding in connection with certain business cooperation between the Parties.  CCTI and XAL are collectively referred to as the “Parties” and each individually referred to as a “Party”.

本谅解备忘录（“备忘录”）由以下双方共同签署：清洁煤技术有限公司（“CCTI”），地址为美国佛罗里达州珊瑚泉市西大西洋大道12518号，邮编33071；以及中国内蒙古自治区兴安盟行政公署（“兴安盟”）。双方已就特定业务合作事宜达成以下共识。CCTI和兴安盟共同称为备忘录的“双方”并分别成为“一方”。

1.

The Parties will work collectively to explore business opportunities in the jurisdiction of XAL by utilizing the abundant local coal resources and the applicability and the utilization of CCTI’s technologies for gasification and other coal, chemical, and related environmental technologies.  Each Party agrees to disclose to the other Party certain proprietary information on a strictly confidential basis.  The receiving party will take necessary measures to protect such proprietary information and is restricted from disclosing it to any third parties without prior consent by the disclosing party.

双方将共同合作，以通过在兴安盟利用当地储量丰富的煤资源以及利用CCTI的煤化气技术和其他煤、化工和相关环保技术寻求商业机会。双方均同意将以严格保密的条件向对方提供特定的专有信息。接收方将采取必要措施对该等专有信息加以保密，未经透露方事先同意不得向任何第三方透露。

2.

XAL will furnish to CCTI the characteristics of the local coal resource, against which CCTI will provide an assessment as to the applicability of the CCTI technology on a commercial scale.  Subsequently, XAL will provide to CCTI specific samples representative of the local and neighbouring coal resource to be tested to determine whether the treated coal will be qualified as improved feed stock for gasification, for chemical conversion or other coal related projects by using CCTI’S technologies.  By these means both Parties will work together to define the most appropriate means, relationships and size of projects to utilize the local coal resources.

兴安盟将向CCTI提供当地煤资源特性的数据，由CCTI对该数据进行评估，以确定利用CCTI技术进行商业化规模利用的可行性。此后，兴安盟将向CCTI提供具体的当地和周边地区的煤代表样本，用于进行相关测试以确定其经采用CCTI技术处理后是否适合用作煤化气过程的改良原料，或用于化学转化或其他煤化工项目。通过上述方式，双方将共同确定利用当地煤资源的最适合的方式、合作关系和项目规模。

3.

XAL will provide CCTI with adequate coal resources to sustain potential contracted projects.  Both Parties agree to work collectively to seek, identify and develop potential partners for cooperation on the development and construction of projects within the jurisdiction of XAL by utilizing the abundant local coal resources.

兴安盟将向CCTI提供足以维持潜在签约项目的充足的煤资源。双方将共同合作寻找、确定和开发合作伙伴，以利用当地丰富的煤资源在兴安盟开发和建造项目。

4.

XAL will make its best efforts to identify, contact, refer CCTI to and assist CCTI in establishing cooperation relationship with large potential utility customers or partners including but not limited to Datang Power and Jingneng Group.

兴安盟将尽最大努力确定和联络大型电力及煤化工客户，将CCTI推荐给这些客户并协助CCTI与这些客户建立合作关系；这些客户包括但不限于大唐电力和京能集团。

5.

XAL will provide CCTI and its partners with the acceptable land sites, land use rights and the most favorable incentives relating but not limited to taxation, access and delivery including highway and railway to potential projects.

兴安盟将向CCTI及其合作伙伴提供可接受的项目用地及其土地使用权，以及最优惠的鼓励待遇，包括但不限于税收优惠以及进出潜在项目的公路和铁路等通行便利。

6.

XAL will assist CCTI and its partners in developing the local utility market.

兴安盟将协助CCTI及其合作伙伴开发当地电力市场。

The effective date of this MOU is the date of the signature last affixed to this page.

本备忘录自后签字一方签署之日起生效。

IN WITNESS WHEREOF, the Parties to this MOU through their duly authorized representatives have executed this MOU on the days and dates set out below, and certify that they have read, understood, and agreed to the terms and conditions of this MOU as set forth herein.

兹证，双方通过其正式授权代表于以下写明的日期签署本备忘录，并证明其已阅读、理解和同意本备忘录中的条款和条件。

CLEAN COAL TECHNOLOGIES, INC. 清洁煤技术有限公司	XING’AN LEAGUE ADMINISTRATIVE OFFICE OF INNER MONGOLIA AUTONOMOUS REGION, THE PRC 中国内蒙古自治区兴安盟行政公署
By __________________________ 签字 Its __________________________ 职务 Dated _______________________ 日期	By __________________________ 签字 Its __________________________ 职务 Dated _______________________ 日期

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